UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 15, 2008

Meta Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation or organization)	Number)	Identification No.)

121 East Fifth Street, Storm Lake, IA  50588

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (712) 732-4117

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-   2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

TABLE OF CONTENTS

Section 4               Matters Related to Accountants and Financial Statements

Item 4.01               Changes in  Registrant’s Certifying Accountant

Section 9               Financial Statements and Exhibits Item 9.01

Signatures

Exhibit 16.1                               Letter of McGladrey & Pullen, LLP, to the Securities and Exchange Commission dated January 16, 2008

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Section 4               Matters Related to Accountants and Financial Statements

Item 4.01               Changes in Registrant’s Certifying Accountant

(a)           Previous independent accountants

(i)            On January 15, 2008, McGladrey & Pullen, LLP (“McGladrey”) notified Meta Financial Group Inc. (the “Company”), MetaBank, MetaBank West Central and Meta Trust Company that it would not stand for reelection as its registered public accountant due to contracts entered into by the Company subsequent to the Company’s filing of its Form 10-K for the year ended September 30, 2007, with H&R Block.  H&R Block is affiliated with McGladrey.

(ii)           The reports of McGladrey on the consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

(iii)         The change of independent accountants was approved by the Company’s Audit Committee.

(iv)          In connection with its audits for the two most recent fiscal years and the interim period through January 15, 2008, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused them to make reference thereto in their report on the financial statements for such years.

(v)            During the two most recent fiscal years and through January 15, 2008, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) with McGladrey.

(vi)          The Company requested that McGladrey furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which they do not agree.  McGladrey has furnished such letter, indicating its concurrence with the above disclosure.  Such letter is attached to this filing as Exhibit 16.1.

Section 9                                             Financial Statements and Exhibits

Item 9.01                                             Financial Statements and Exhibits

(d)                                                                                  Exhibits

Ex. No.    Exhibit

16.1                                                                           Letter of McGladrey & Pullen, LLP, to the Securities and Exchange Commission dated January 16, 2008

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SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

By:	/s/ David W. Leedom
David W. Leedom
Senior Vice President and Acting Secretary, Treasurer, and Chief Financial Officer

Dated:  January 16, 2008

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Index to Exhibits

Exhibit No.	Exhibit

16.1	Letter of McGladrey & Pullen, LLP, to the Securities and Exchange Commission dated January 16, 2008

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